SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 17, 2001
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

       Maryland                        1-1553                  52-0248090
------------------------      ------------------------   -----------------------
(State of Incorporation)      (Commission File Number)   (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                            21286
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 410-716-3900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
On July 17, 2001, the Corporation reported its earnings for the three and six months ended July 1, 2001. Attached to this Current Report on Form 8-K as
Exhibit 99 is a copy of the Corporation's related press release dated July 17, 2001.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified in Item 1(f) of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99 Press Release of the Corporation dated July 17, 2001.

                        THE BLACK & DECKER CORPORATION

                              S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BLACK & DECKER CORPORATION


                                   By  /s/ CHRISTINA M. MCMULLEN
                                           ---------------------
                                           Christina M. McMullen
                                           Vice President and Controller




Date: July 17, 2001